UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

Resolute Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Lincoln Street, Suite 2800, Denver, CO

(Address of principal executive offices)

80203

(Zip Code)

Registrant’s telephone number, including area code:  303-534-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on March 3, 2017, Resolute Natural Resources Southwest, LLC (the “Buyer”), a wholly-owned subsidiary of Resolute Energy Corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with CP Exploration II, LLC and Petrocap CPX, LLC (the “Sellers”) pursuant to which Buyer agreed to acquire certain producing and undeveloped oil and gas properties in the Delaware Basin in Reeves County, Texas (the “Delaware Basin Bronco Acquisition”) for an aggregate consideration to Sellers of $160 million in cash, subject to customary purchase price adjustments. The Delaware Basin Bronco Acquisition closed on May 15, 2017, with an effective date of May 1, 2017.

The Purchase Agreement was attached as Exhibit 2.1 to the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 3, 2017 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 15, 2017, the Company issued a press release announcing the closing of the Delaware Basin Bronco Acquisition.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(a)Financial statements of businesses acquired.

The audited statement of revenue and direct operating expenses of the PetroCap Properties (as defined in the related Exhibit incorporated herein by reference) for the year ended December 31, 2016, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the PetroCap Properties for the three months ended March 31, 2017, including the notes thereto, were attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2017 and are incorporated herein by reference.

The audited statement of revenue and direct operating expenses of the CPX Properties (as defined in the related Exhibit incorporated herein by reference) for the year ended December 31, 2016, including the notes and the report of KPMG LLP with respect thereto, and the unaudited statement of revenue and direct operating expenses of the CPX Properties for the three months ended March 31, 2017, including the notes thereto, were attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2017 and are incorporated herein by reference.

(b)Pro forma financial information.

Unaudited pro forma consolidated financial statements of the Company as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016 were attached as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2017 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Resolute Energy Corporation Press Release, dated May 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017	RESOLUTE ENERGY CORPORATION

	By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Resolute Energy Corporation Press Release, dated May 15, 2017.